UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2007
HERBALIFE LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	1-32381 (Commission File Number)	98-0377871 (I.R.S. Employer Identification Number)
PO Box 309 GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands

(Address of principal executive offices)
Registrant’s telephone number, including area code: c/o (310) 410-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 30, 2007, the Special Committee of the Board of Directors of Herbalife Ltd. (the “Committee”) received a letter from Whitney responding to the press release issued by the Company on March 29, 2007, announcing the Committee’s determination that Whitney’s acquisition proposal did not represent sufficient value for Herbalife. A copy of the letter is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit	Description of Exhibit
99.1	Letter from Whitney V, L.P. dated March 30, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2007	Herbalife Ltd.
	By:	/S/ Brett Chapman
		Name:	Brett Chapman
		Title:	General Counsel